EX-3.1
                         ARTICLE OF INCORPORATION

                                 Articles of
                                Incorporation
                             (PURSUANT TO NRS 78)

1. Name of
Corporation              Syconet,com, Inc.

                         NAME

2. Resident Agent Name   The Corporation Trust Company of Nevada
and Street Address:

                         PHYSICAL             STREET      CITY      ZIP
                         ADDRESS

                         6100 Neil Road,                  Reno   NEVADA 89511
                         Suite 500

                         ADDITIONAL          MAILING     CITY    STATE  ZIP
                         ADDRESS

3. Shares:               Number of shares                  Number of shares
                         with par value:     Par value:    without par value: 0
                         500,000,000         $0.001

4. Names. Addresses.     The First Board of Directors/Trustees shall
                         consist of 1 member whose names and addresses are as
                         follows:
Number of Board of
Directors/Trustees:      1. Gary Fox
                         NAME

                         STREET ADDRESS            CITY         STATE    ZIP

                         5020 Campus Drive      Newport Beach    CA    92660

                         2.
                         NAME

                         STREET ADDRESS           CITY          STATE    ZIP

5. Purpose               The purpose of this
                         corporation shall be:
                         Consulting services

6. Other Matters:        Number of addition pages: 0

                         Susan Wheeler

7. Names. Addresses                           /s/  Susan Wheeler
and Signatures           NAME                 Signature
of Incorporators:        STREET ADDRESS       CITY      STATE     ZIP
                         818 W. Seventh    Los Angeles   CA     90017

8. Certificate of       I, The Corporation Trust Company of Nevada
Acceptance of           hereby accept appointment as Resident Agent for the
Appointment of          above named corporation,
Resident Agent:

                        /s/  Scott Ferraro

                        Authorized Signature of Resident    Date: 12/19/01
                        Agent or Resident Agent Company